UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811-23394

Date of Notification: October 13, 2026

2.	Exact name of investment company as specified in registration statement: Loomis Sayles Credit Income Opportunities Fund

3.	Address of principal executive office: (number, street, city, state, zip code): 888 Boylston Street, Suite 800, Boston, MA 02199

4.	Check one of the following:

A.	[ X ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ John DelPrete
John DelPrete

Assistant Secretary

Loomis Sayles Credit Income Opportunities Fund

Shareholder Repurchase Offer Notice

P.O. Box 219594

Kansas City, MO 64121-9594

October 6, 2026

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by Loomis Sayles Credit Income Opportunities Fund (the “Fund”). If you have no need or desire to tender your shares for repurchase, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to tender all or a portion of your Fund shares in connection with this repurchase offer.

The Fund will not charge a repurchase fee on shares that are accepted for repurchase in this repurchase offer.

Any repurchase of shares by the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on October 13, 2026, and ends (unless suspended or postponed) at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days) on November 16, 2026, (the “Repurchase Request Deadline”). Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the enclosed Repurchase Offer Statement and Interval Fund Repurchase Request Form and in accordance with the Fund’s currently effective Prospectus and Statement of Additional Information.

If you wish to tender all or a portion of your shares for repurchase during this repurchase offer period, you can do so in one of the following two ways:

1.

If your shares are held at your financial adviser, broker, dealer or other financial intermediary (each an “Authorized Intermediary”), please ask your Authorized Intermediary, sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request for you. You may be charged a transaction fee for this service by your Authorized Intermediary. A shareholder who holds shares through an Authorized Intermediary should NOT submit the enclosed Interval Fund Repurchase Request Form to the Fund.

2.

If you have a direct account held with the Fund (and as a result receive statements directly from the Fund), please complete, sign and date the enclosed Interval Fund Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, Ultimus Fund Solutions, LLC, prior to the close of the New York Stock Exchange on the Repurchase Request Deadline.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at https://www.im.natixis.com/en-us/products/
mutual-funds/fund-documents, and the enclosed Repurchase Offer Statement and Interval Fund Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your Authorized Intermediary.

Sincerely,

Loomis Sayles Credit Income Opportunities Fund

Repurchase Offer Statement

1.

The Offer. Loomis Sayles Credit Income Opportunities Fund (the “Fund”) is offering to repurchase its Institutional Class and Class A common shares of beneficial interest (the “Shares”) in an amount of up to 5% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the net asset value (“NAV”) of the applicable class of Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”) (generally expected to be the same date as the Repurchase Request Deadline), upon the terms and conditions set forth in (i) this Fund Shareholder Repurchase Offer Notice, (ii) the Fund’s current Prospectus and Statement of Additional Information, and (iii) if you have a direct account with the Fund, the enclosed Interval Fund Repurchase Request Form. Collectively, those documents constitute the “Offer.” All classes of Shares are considered to be a single class for purposes of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2.	Net Asset Value. The per share NAV of each class of Shares outstanding as of the NYSE Close on October 6, 2026, was as follows:

Institutional Class Shares: $9.94

Class A Shares: $9.94

You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please call your Authorized Intermediary or the Fund at 833-581-7214 or visit www.im.natixis.com/us/fund-documents for the Fund’s most current NAV per Share.

3.

Repurchase Request Deadline. All repurchase requests from shareholders who hold their Shares directly with the Fund (and not through an Authorized Intermediary), referred to as “Direct-at-Fund Shareholders,” must be received in properly completed form (using the enclosed Interval Fund Repurchase Request Form) by the Fund on or before the NYSE Close on November 16, 2026, (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you sufficiently in advance of the same deadline (do not use the enclosed Interval Fund Repurchase Request Form to submit your repurchase request). Your Authorized Intermediary will tender your

Shares to the Fund on your behalf. You should be sure to advise the Fund or your Authorized Intermediary of your intentions in a timely manner. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request, or your Authorized Intermediary fails to submit your repurchase request, in a properly completed form by the Repurchase Request Deadline, you will be unable to tender your Shares for repurchase by the Fund until a subsequent repurchase offer, and you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below.

4.

Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share of each class of Shares for the Offer must be determined no later than fourteen calendar days (or the next business day if the 14th calendar day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share of each class of Shares will fluctuate between those dates.

5.	Payment for Shares Repurchased. Payment for all Shares repurchased by the Fund pursuant to this Offer will be made no later than seven calendar days after the Repurchase Pricing Date.

6.

Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7.

Pro Rata Repurchase. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. If proration is necessary, the Fund will inform your Authorized Intermediary of the proration on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell your Shares in the amount or at the time you desire to sell.

8.	Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior to the Repurchase Request Deadline. If you are a Direct-at-Fund Shareholder, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to Ultimus Fund Solutions, LLC (the “Transfer Agent”) at the address indicated in the enclosed Interval Fund Repurchase Request Form.

9.

Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer. However, if your Shares are held at your Authorized Intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request. Please consult your Authorized Intermediary for details.

10.

Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”). The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. You will be notified if the Fund suspends or postpones the Offer.

11.

Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders who are U.S. persons pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

As used herein, the term “U.S. person” refers to a shareholder who is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of the source of such income, or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States” persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (y) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Shares, the tax treatment of an owner of such an entity or arrangement generally will depend on the status of the owner and the activities of the entity or arrangement. Unless otherwise specified, the discussion below refers to shareholders who are U.S. persons. The term “non-U.S. shareholder” refers to a shareholder who is not a U.S. person.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares and, other than a shareholder exempt from tax or investing through a tax-advantaged arrangement, will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules under Section 318 of the Code, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares and the shareholder thereby reduces its percentage ownership of the Fund to 0%, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. A shareholder’s ownership of the Fund is determined after applying the ownership attribution rules under Section 318 of the Code. Under Section 318 of the Code, a shareholder may constructively own shares of the Fund actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the shareholder or a related individual or entity has an interest. The rules of constructive ownership are complex and must be applied to a particular shareholder’s situation.

If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized by a shareholder holding Shares in a taxable account will equal the difference between the price paid by the Fund for the Shares pursuant to the Offer and the shareholder’s adjusted tax basis in the sold Shares. Any such gain or loss generally will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than one year or as short-term if such Shares have been held for one year or less. Any loss realized by a shareholder on the sale of Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares. It is expected that, if a shareholder is treated as having sold Shares pursuant to the Offer and realizes a gain upon such sale, and if one or more payments are received after the close of the taxable year of the shareholder in which the Repurchase

Request Deadline occurs, unless the shareholder elects otherwise, the gain will be accounted for under the installment sale rules for U.S. federal income tax purposes and the shareholder will generally recognize any such gain as and when proceeds are received, likely allocating tax basis according to the presumed percentage of the total payment received in each installment. To the extent that a portion of any such gain is treated as interest, that portion will be taxed to the shareholder as ordinary income.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund under Section 301 of the Code with respect to the Fund shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender (a “Section 301 distribution”). Such distribution, which will equal the price paid by the Fund to such shareholder for the Shares sold, will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution. Any such dividend will constitute an ordinary income dividend, an exempt-interest dividend or a capital gain dividend, as applicable. An ordinary income dividend is generally taxable at ordinary income tax rates, and a dividend properly reported as a capital gain dividend is generally taxable to non-corporate shareholders at preferential long-term capital gain rates. Any excess will be treated as a return of capital reducing the shareholder’s basis (but not below zero) in the Shares held (or deemed held under Section 318 of the Code) after the Offer, and thereafter as a taxable capital gain from the sale of Shares. In the case of a tendering shareholder that is a corporation treated as receiving a Section 301 distribution from the Fund in connection with the transaction, special basis adjustments might also apply with respect to any Fund shares of such shareholder not repurchased in connection with the Offer.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of the Offer, Fund shareholders whose percentage ownership of the Fund increases as a result of the Offer will not be treated as realizing constructive distributions by virtue of that increase. If any amounts received by a tendering shareholder as a result of selling Shares in the Offer are treated as a Section 301 distribution, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution under Section 305(c) of the Code in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution and treated as described in the immediately preceding paragraph. Such dividend treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the applicable Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other Shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase. In that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares. A shareholder’s ability to use capital losses may be limited under the Code.

Net Investment Income Tax. The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange or other taxable disposition of the Shares.

Backup Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and repurchase proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share repurchases or capital gain dividends the Fund pays. If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Each non-U.S. shareholder is urged to consult its tax adviser regarding the applicability of FATCA.

Other Tax Consequences. The Fund’s purchase of Shares pursuant to the Offer may directly result in, or contribute to a subsequent, limitation on the Fund’s ability to use capital loss carryforwards to offset future gains. Therefore, in certain circumstances, shareholders who remain shareholders following completion of the Offer may pay taxes sooner, or pay more taxes, than they would have had the Offer not occurred.

The Fund’s use of cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Under U.S. Treasury regulations directed at tax shelter activity, if a shareholder recognizes a loss of at least $2 million or more in any single taxable year or $4 million in any combination of taxable years in the case of an individual shareholder or at least $10 million or more in any single taxable year or $20 million in any combination of taxable years in the case of a corporate shareholder (or a greater loss over a combination of years), such shareholder must file a disclosure statement with the IRS on Form 8886. Direct holders of portfolio instruments are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in Shares.

Shareholders should consult the Fund’s current Prospectus and the “Taxation” section in the Fund’s current Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

12.

Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

The Fund and its service providers employ verification and security measures for your protection. For your security, telephone transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone. The Fund and its affiliates (including Natixis Advisors, LLC and other funds for which it serves as investment adviser), directors/trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine, and will not be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

Neither the Fund, its Board of Trustees, Natixis Advisors, LLC, nor any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, contact your Authorized Intermediary or call the Fund at 833-581-7214 or visit www.im.natixis.com/us/fund-documents.

LOOMIS SAYLES CREDIT INCOME OPPORTUNITIES FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON NOVEMBER 16, 2026.

Regular Mail: Loomis Sayles Credit Income Opportunities Fund Ultimus Fund Solutions P.O. Box 46707 Cincinnati, OH 45246	Overnight Delivery: Loomis Sayles Credit Income Opportunities Fund Ultimus Fund Solutions 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent [(5%)] of the Fund’s outstanding shares and that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Name(s) of Registered Shareholders:
Account Number:

Daytime Telephone Number:

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

_____	Full Tender:	Please tender all shares in my account.

_____	Partial Tender:	Please tender ___________shares from my account.

_____	Dollar Amount:	Please tender enough shares to net $____________

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4R

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult with your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____ Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 833-581-7214 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: